Prepared by:
Charles L. Hoffman, Jr., of
SHELL, FLEMING, DAVIS & MENGE
226 Palafox Place
Seville Tower, Ninth Floor
Post Office Box 1831
Pensacola, Florida 32598-1831
SFD&M File No.: Z2-24430




STATE OF FLORIDA

COUNTY OF ESCAMBIA                               MORTGAGE AND SECURITY AGREEMENT
                                                 -------------------------------

         THIS INDENTURE is made and executed as of the 21st day of May, 1998, by HOME STAY LODGE I, LTD., a Florida limited partnership, ("Mortgagor"), to BANK OF PENSACOLA with its principal office at 400 West Garden Street, Pensacola, Florida 32501, as mortgagee ("Lender").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, Lender has agreed to make a loan to Mortgagor in the principal amount of Five Million Four Hundred Twenty Thousand Dollars ($5,420,000.00) (the "Loan");

         WHEREAS, the Loan is evidenced by a Promissory Note (the "Note") of even date herewith from Mortgagor to Lender in the original principal amount of $5,420,000.00;

         WHEREAS, Lender will not make the Loan unless Mortgagor gives to Lender this Mortgage as security for the Note and related loan documents;

         NOW, THEREFORE, for and in consideration of the Loan and to secure the prompt payment of the Note, with interest thereon, and any and all extensions, renewals, replacements, consolidations and modifications thereof, and further to secure the punctual performance of all covenants, conditions and agreements set forth herein or in the other instruments securing the Note, Mortgagor does hereby irrevocably grant, bargain, sell, alien, remise, release, confirm, pledge, assign, transfer and convey to Lender, its successors and assigns, the following described property (all of which as described in (A) through (F) below is referred to herein as the "Mortgaged Property"):

         A. Those two parcels of land (the "Property") situated and lying in Escambia County, Florida, and described in Exhibit "A" attached hereto and incorporated herein by reference.

         B. All structures, buildings, improvements, sewage and utility lines and equipment, appurtenances and fixtures of every nature whatsoever now or hereafter situated in, on, above or under the Property (the "Improvements");

         C. All building materials, equipment, fixtures and fittings of every kind or character now owned or hereafter acquired by the Mortgagor for the purpose of being used or useful in the construction of the Improvements located or to be located on the Property, whether such materials, equipment, fixtures and fittings are actually located on or adjacent to the Property or not, and whether in storage or otherwise, wheresoever the same may be located, including without limitation all lumber and lumber products, bricks, building stones and building blocks, sand and cement, roofing material, paint, doors, windows, hardware, nails, wires and wiring, plumbing and plumbing fixtures, sewer lines and pumping stations and fixtures and equipment, heating and air-conditioning equipment and appliances, electrical and gas equipment and appliances, pipes and piping, ornamental and decorative fixtures, furniture, ranges, refrigerators, dishwashers and disposals;

         D. All fixtures, appliances, machinery, furniture, furnishings, apparatus, equipment and other articles of personal property of any nature whatsoever owned by Mortgagor now or at any time hereafter and now or hereafter installed in, attached to or situated in or upon the Property or the Improvements, or used or intended to be used in connection with the Property or in the operation, occupancy, use, maintenance or enjoyment of any of the Improvements now or hereafter erected thereon or relating or appertaining thereto, whether or not such personal property is or shall be affixed thereto, including without limitation all furniture, furnishings, apparatus, machinery, motors, elevators, fittings, radiators, ranges, ovens, ice boxes, refrigerators, awnings, shades, screens, blinds, office equipment, carpeting and other furnishings, and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air-conditioning and sprinkler equipment and fixtures and appurtenances thereto; and all proceeds thereof (including without limitation condemnation awards and insurance proceeds), all extensions, betterments and accessions thereto, all renewals and replacements thereof and all articles in substitution therefor, whether or not the same are or shall be attached to the Property or Improvements in any manner; it being mutually agreed that all the aforesaid property shall, so far as permitted by law, be deemed to be fixtures and a part of the Property, and as to the balance of said Property, this Mortgage is hereby deemed to be as well a Security Agreement for the purpose of creating a security interest in said property and securing the Loan for the benefit of Lender;

         E. All easements, rights-of-way, gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, riparian rights, water stock, development rights, air rights, public places, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating to or appertaining to the Property, or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions and remainder and remainders thereof, and all rents, royalties, issues, profits, revenues and income with respect to the Property (including without limitation all condemnation awards, insurance proceeds, payments under leases and tenancies, sale proceeds, purchase deposits, tenant security deposits, escrow funds, and all proceeds, claims, causes of action and recoveries arising on account of any damage to or taking of, or for any loss or diminution in the value of, the Property or any Improvements, or any part thereof or interest therein), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Mortgagor of, in and to the same; and

         F. All right, title and interest of Mortgagor in, to and under any and all sales contracts now existing or hereafter entered into with respect to the sale of any portion of the Mortgaged Property or any interest therein, together with Mortgagor's entire right, title and interest with respect to any and all earnest money deposits related to such contracts.

         TO HAVE AND TO HOLD the Mortgaged Property and all parts thereof, together with all rights, privileges and appurtenances thereunto belonging, unto the Lender, its successors and assigns, forever, subject however to the terms and conditions herein.

                                   ARTICLE I.
                                   ----------
                      COVENANTS AND AGREEMENTS OF MORTGAGOR
                      -------------------------------------

         1.01   SECURED OBLIGATIONS.  This instrument secures:
                -------------------

         (a) The payment and performance of the Mortgagor's indebtedness and obligations tinder the Note, including all extensions, renewals, consolidations and modifications of the Note.

         (b) The payment and performance of the Mortgagor's obligations under this Mortgage.

         (c) The payment of all sums advanced or paid out by the Lender under any provision of this Mortgage or to protect the security of this Mortgage.

         (d) The payment of the principal and interest on all other or future loans or advances made by the Lender, at Lender's option, to the Mortgagor (or any successor in interest to the Mortgagor as the owner of all or any part of tile Mortgaged Property), when the promissory note evidencing the loan or advance specifically states that it is secured by the Mortgage ("Future

Advances"), including all extensions, renewals and modifications of any Future Advances, provided that such Future Advances are made within twenty (20) years from the date of this Mortgage or within such lesser period of time as may be hereafter provided by law as a prerequisite for the sufficiency of actual notice or record notice of such optional Future Advances as against the rights of creditors or subsequent purchasers for a valuable consideration, although there may be no advance made at the time of the execution of this Mortgage and although there may be no indebtedness outstanding at the time any Future Advance is made. It is intended that the lien of this Mortgage shall be valid as to all such indebtedness and Future Advances from the time this Mortgage is filed for record. The total amount of indebtedness that may be secured by this Mortgage may decrease or increase from time to time, provided, however, that the total unpaid balance secured at any time shall not exceed a maximum principal amount of $7,500,000.00 plus interest thereon, and any disbursements made by Lender for the payment of taxes, levies or insurance on the property covered by this Mortgage, together with interest thereon, plus reasonable attorney's fees and court costs incurred in the collection of any or all of said sums of money. To the extent that this Mortgage may secure more than one note, a default in the payment of one note shall constitute a default in the payment of all other notes. However, this provision as to Future Advances shall not be construed to obligate Lender to make any additional advances or loans.

         (e) The payment and performance of the Mortgagor's obligations under the Loan Agreement and other Loan Documents (as defined in the Note) and under all other present and future agreements executed by the Mortgagor in favor of the Lender and relating to the Loan.

         1.02 WARRANTY OF TITLE.  Mortgagor warrants that it is presently seized
              -----------------
and possessed of an unencumbered, indefeasible fee simple estate in the Property, free and clear of all liens, claims and encumbrances and subject only to the exceptions, if any, listed in Exhibit "B" attached hereto and incorporated herein by reference; that it has good right, full power and lawful authority to sell, convey, hypothecate and encumber the Mortgaged Property; and that it owns the personal property and fixtures subject to this Mortgage free and clear of all liens, encumbrances, claims charges, conditional sales contracts, chattel mortgages, security agreements, financing statements and anything of a similar nature. Further, Mortgagor warrants that it shall preserve such title to the Mortgaged Property and shall forever warrant and defend the same unto Lender and its successors and assigns against the claims of all persons and parties whomsoever.

         1.03  ASSIGNMENT OF RENTS.
               --------------------

         (a) All of the existing and future rents, royalties, income, profits, issues, revenues and accounts of or related to the Mortgaged Property that arise from its use or occupancy are hereby absolutely and presently assigned to the Lender. Upon the occurrence of any Event of Default under this Mortgage, Lender may in its discretion at any time without notice to the Mortgagor collect the rents, royalties, income, profits, issues, revenues and accounts itself or by an agent or receiver. Mortgagor hereby authorizes and directs all lessees, sublessees and occupants of the Mortgaged Property or any part thereof to pay any and all amounts due Mortgagor pursuant to their respective leases, subleases and occupancy agreements to Lender or such nominee as Lender may designate in writing upon receipt of written notice from Lender that an Event of Default under this Mortgage or the other Loan Documents has occurred, and all such lessees, sublessees and occupants are expressly relieved of any and all duty, liability or obligation to Mortgagor in respect of all payments so made. No action taken by the Lender to collect any rents, royalties, income, profits issues, revenues and accounts shall make the Lender a "mortgagee-in-possession" of the Mortgaged Property. Possession by a court-appointed receiver shall not be considered possession by the Lender. All rents, royalties, income, profits, issues, revenues and accounts collected by the Lender or a receiver shall be applied to pay all expenses of collection (including without limitation attorneys' fees), all costs of operation and management of the Mortgaged Property, and all indebtedness and obligations secured by this Mortgage in whatever order the Lender directs in its absolute discretion and without regard to the adequacy of its security.

         (b) Mortgagor shall not execute any lease, sublease or occupancy agreement affecting any of the Mortgaged Property except with Lender's prior written consent.

         (c) Without the prior written consent of the Lender, the Mortgagor shall not accept prepayments of rent more than thirty (30) days in advance of their due date under any leases, subleases or occupancy agreements affecting any of the Mortgaged Property, nor modify, amend, extend or renew any such leases, subleases or occupancy agreements, nor in any manner impair the Mortgagor's interest in the rents, royalties, income, profits, issues, revenues and accounts of the Mortgaged Property. The Mortgagor shall perform all covenants of the lessor under any such leases, subleases or occupancy agreements. Upon the Lender's request, the Mortgagor shall execute and deliver to Lender for recordation an Assignment of Rents and Leases in form and substance acceptable to Lender. Such Assignment of Rents and Leases, if and when recorded in the public records of the county wherein the Property is situated, shall control as to any irreconcilable conflict between the provisions of said assignment and the provisions of this Section.

         (d) If required by the Lender, any lease, sublease or occupancy agreement affecting any of the Mortgaged Property must provide, in a manner approved by the Lender, that the tenant or occupant shall recognize as its lessor any person succeeding to the interest of the Mortgagor upon any foreclosure of this Mortgage.

         (e) Nothing herein shall render Lender liable under any existing or future lease, sublease or occupancy agreement, regardless of the collection of rents thereunder, for any of the covenants or agreements of Mortgagor under such lease, sublease or occupancy agreement.

         (f) The provisions of this Section 1.03 shall be construed and interpreted consistently with the provisions of any separate Assignment of Rents and Leases made by Mortgagor to Lender with respect to the Mortgaged Property, to the end that all provisions of this Section 1.03 and any separate Assignment shall be given full force and effect. In the event of an irreconcilable conflict between any provision of this Section 1.03 and any provision of a separate Assignment, the provision of the separate Assignment shall control if and when such separate Assignment has been recorded in the public records of the county wherein the Property is situated.

         1.04  TRANSFER OF TITLE.  It is specifically agreed and understood that
               -----------------
Mortgagor shall not sell, contract to sell, grant an option to purchase, transfer or otherwise convey all or any part of the Mortgaged Property, or any interest therein, nor transfer the benefit of the Loan evidenced by the Note and secured by the Mortgage or the interest rate specified in the Note to any person acquiring title from the Mortgagor. Unless Lender gives its prior consent in writing, the violation or attempted violation of any of the foregoing prohibitions or restrictions shall be an Event of Default under this Mortgage and the Note secured hereby. No cure period will apply to this default. Any consent given by Lender hereunder shall pertain only to the proposed transfer of title for which the consent was requested and shall not obligate Lender to approve any further or future transfers.

         1.05  CORPORATE STATUS, FINANCIAL AND MANAGEMENT COVENANTS.
               ----------------------------------------------------

         (a) Mortgagor shall keep in effect its existence and rights as a limited partnership under the laws of the State of Florida and shall not cause, suffer or permit any changes in the management, ownership or control of Mortgagor (whether by sale, assignment, transfer, pledge, hypothecation or other disposition of the stock of Mortgagor or by merger or consolidation by or with Mortgagor) or any other circumstance or occurrence the effect of which is to transfer all or any part of the management, ownership or control of Mortgagor or its stockholders from the persons now holding the same to others.

         (b) For all periods during which (i) title to the Mortgaged Property or any part thereof shall be held by a corporation, limited liability company or association subject to corporate taxes or taxes similar to corporate taxes or
(ii) a general partner of Mortgagor is a corporation, limited liability company or association subject to corporate taxes or taxes similar to corporate taxes, such corporation, limited liability company or association shall file returns for such taxes with the proper authorities, bureaus or departments and it shall pay, when due and payable and before interest or penalties are due thereon, all taxes owing by it to the United States, to the state of its incorporation or creation and to the State of Florida and any political subdivision thereof, and shall produce to Lender receipts showing payment of any and all such taxes, charges or assessments prior to the last dates upon which such taxes, charges or assessments are payable without interest or penalty charges, and within ten (10) days of receipt thereof, all settlements, notices of deficiency or over assessment and any other notices pertaining to such corporation, limited liability company or association's tax liability, which may be issued by the United States, such state of incorporation or creation, the State of Florida and any political subdivision thereof. Notwithstanding the foregoing, such corporation, limited liability company or association may in good faith contest, by proper legal proceedings, the validity or amount of any such tax or charge, provided (1) an Event of Default hereunder has not occurred; (2) such corporation, limited liability company or association provides Lender security reasonably satisfactory to Lender assuring the payment of such contested tax or charge and any additional charge, penalty or expense which may arise from or be incurred as a result of such contest; (3) such contest operates to suspend collection and is maintained and prosecuted with diligence; and (4) such corporation, limited liability company or association shall pay such contested tax or charge and all costs and penalties, if any, and shall deliver to Lender evidence acceptable to Lender of such payment promptly if such contest is terminated or discontinued adversely to such corporation, limited liability company or association, and in any event at least thirty (30) days before the date any of the Mortgaged Property may be sold or otherwise transferred because of non-payment of the tax or charge.

         (c) Mortgagor shall furnish, or cause to be furnished, to Lender (1) annually within ninety (90) days following the close of each fiscal year of Mortgagor annual financial statements for the Mortgagor, including income and expense statements and balance sheets as to assets and liabilities, all in reasonable detail, all data being prepared according to generally accepted accounting principles consistently applied, and all such annual statements being certified by the chief executive officer or chief financial officer of Mortgagor or the appropriate general partner, as the case may be, and subject only to such qualifications as may be satisfactory to Lender; (2) annually within ninety (90) days following the close of each fiscal year of Mortgagor, annual operating statements for the Mortgaged Property, including without limitation an income and expense statement, current rent roll, aging accounts payable, aging accounts receivable and balance sheet as to assets and liabilities, all in reasonable detail, all data being prepared according to generally accepted accounting principles consistently applied, and being certified by the chief executive officer or chief financial officer of Mortgagor and subject only to such qualifications as may be satisfactory to Lender; (3) annually on or before March 31 of each year, or within 90 days after the close of any corporate guarantor's year end annual financial statements for each guarantor of the Note or any portion of the indebtedness evidenced thereby, including a balance sheet as to assets and liabilities, all in reasonable detail, all in a form satisfactory to Lender and all such statements being certified by the appropriate guarantor and subject only to such qualifications as may be satisfactory to Lender; (4) annually on or before April 30 of each year, true and complete copies of the federal income tax return of Mortgagor, and each guarantor of the Note or any portion of the indebtedness evidenced thereby; (5) upon Lender's request at any time and from time to time, monthly operating statements for the Mortgaged
Property in form, content and detail acceptable to Lender; and (6) such other records, financial statements, reports and documents concerning the business and financial condition of Mortgagor, and/or any guarantor of the Note and/or the operation of the Mortgaged Property as Lender may reasonably request from time to time.

         (d) Mortgagor shall not merge or consolidate with any other entity nor transfer all or substantially all of its or their assets without the prior written consent of Lender.

         (e) Mortgagor shall not guarantee or otherwise in any way become or be responsible for the obligations of any other person or entity, whether by agreement to purchase the indebtedness of any other person or entity or by agreement for the furnishing of funds to any other person or entity through the purchase of goods, supplies or services, (or by way of stock purchase, contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other person or entity, or otherwise, except for the endorsement of negotiable instruments in the ordinary course of business for collection.

         1.06  USE AND OPERATION.  Mortgagor  warrants and  represents to Lender
               -----------------
that the proposed use of the Mortgaged Property for an extended stay project, together with associated facilities and amenities, complies with all existing development orders, development of regional impact orders, zoning, future land use maps, comprehensive plans, land use regulations, growth management regulations and concurrency regulations of all federal, state and local governmental bodies and agencies having jurisdiction with respect to the Mortgaged Property which are applicable to the Mortgaged Property and with all other federal, state and local laws, rules and regulations which are applicable to the Mortgaged Property or the use thereof. Without the prior written consent of Lender, Mortgagor shall not seek, make or consent to any change in any existing development order or development of regional impact order or in the zoning, comprehensive plan classification, future land use classification or conditions of use of the Mortgaged Property which would impair the ability of Mortgagor to use and operate the Property for an extended stay facility.
Mortgagor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Mortgaged Property.

          1.07  SECURITY  AGREEMENT.   This  Mortgage   constitutes  a  Security
                -------------------
 Agreement under the Florida Uniform Commercial Code and creates a security interest in all that property (and the proceeds thereof) included in the Mortgaged Property which might otherwise be deemed "personal property". Mortgagor shall execute, deliver, file and refile, any financing statements, continuation statements and other security agreements Lender may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Lender attorney-in-fact for Mortgagor to execute, deliver and file such instruments for and on behalf of Mortgagor, provided that an Event of Default exists hereunder. For purposes of the foregoing sentence only, an affidavit by an officer of Lender shall be sufficient evidence of the existence of an Event of Default by Mortgagor. Notwithstanding any release of any or all of that property included in the Mortgaged Property which is deemed "real property", any proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interests created hereby and referred to above until the repayment or satisfaction in full of the obligations of Mortgagor as are now or hereafter evidenced by the Note.

         1.08  HAZARDOUS SUBSTANCES.
               --------------------

         (a) Mortgagor warrants and represents to Lender after thorough investigation:

         (1) That neither Mortgagor nor any other person to the Mortgagor's knowledge, after reasonable inquiry, has ever used the Mortgaged Property as a facility for the storage, treatment or disposal of any "Hazardous Substances," as that term is hereinafter defined;

         (2) That the Mortgaged Property is now and at all times hereafter will continue to be in full compliance with all federal, state and local "Environmental Laws" (as that term is defined hereinafter), including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 USC Section 9601, et seq., the Superfund Amendments and Reauthorization Act of 1986 ("SAPA"), Public Law 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act ("RCRA"), 42 USC Section 6901, et seq., the Florida Resource Recovery and Management Act, Section 403.701, et seq., Florida Statutes, the Pollutant Spill Prevention and Control Act, Section 376.011-376.17 and 376.19-376.21 Florida Statutes, as the same may be amended from time to time and all ordinances, regulations, codes, plans, orders, and decrees now existing or in the future enacted, promulgated, adopted, entered or issued, both within and outside present contemplation of the Mortgagor and Lender;

         (3) That (i) as of the date hereof there are no hazardous or toxic materials, substances, wastes or other environmentally regulated substances
(including solids or gaseous products and any materials containing asbestos), the presence of which is limited, regulated or prohibited by any state, federal or local governmental authority or agency having jurisdiction over the Mortgaged Property, or which are otherwise known to pose a hazard to health or safety of occupants of the Mortgaged Property, located on, in or under the Mortgaged Property or used in connection therewith or (ii) Mortgagor has fully disclosed to Lender in writing the existence, extent and nature of any such hazardous or toxic material waste or other environmentally regulated substance, which Mortgagor is legally authorized and empowered to maintain on, in or under the Mortgaged Property or use in connection therewith, and Mortgagor has obtained and will maintain all licenses, permits and approvals required with respect thereto, and is in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals;

         (4) That Mortgagor shall notify Lender of any change in the nature or extent of any hazardous or toxic materials, substances or wastes maintained on, in or under the Mortgaged Property or used in connection therewith, and will transmit to Lender copies of any citations, orders, notices or other material governmental or other communication received with respect to any other hazardous materials, substances, wastes or other environmentally regulated substances affecting the Mortgaged Property;

         (5) That Mortgagor is not aware of, nor has the Mortgagor nor any of its subsidiary or affiliated entities received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance or continued compliance with Environmental Laws or any ordinance, regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Substance; and

         (6) That there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation, or proceeding pending or threatened against Mortgagor or the Mortgaged Property, relating in any way to any Environmental Laws or any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

         (b) Mortgagor hereby agrees to indemnify, reimburse, defend and hold harmless Lender, its officers, directors, employees, successors and assigns, from and against all demands, claims, civil or criminal actions or causes of action, liens, assessments, civil or criminal penalties or fines, losses, damages, liabilities, obligations, costs, disbursements, expenses or fees of any kind or of any nature (including, without limitation, cleanup costs, attorneys', consultants' or experts' fees and disbursements and costs of litigation at trial and appellate levels) which may at any time be imposed upon, incurred by or asserted or awarded against, Lender directly or indirectly, resulting from: (i) any acts or activities of Mortgagor or any other person at, on or about the Mortgaged Property which contaminate air, soils, surface waters or groundwaters over, on or under the Mortgaged Property; (ii) arising from or out of any Hazardous Substance on, in or under the Mortgaged Property; (iii) pursuant to or in connection with the application of any Environmental Law to the acts or omissions of Mortgagor or any other person and any environmental damage alleged to have been caused, in whole or in part, by the transportation, treatment, storage, or disposal of any Hazardous Substance; or (iv) arising from or in relation to the presence, whether past, present or future, of any Hazardous Substances on the Mortgaged Property.

         (c) Without limiting the foregoing, this indemnification provision specifically protects the Lender against any claim or action from activities described in (i), (ii), (iii) or (iv) of subsection (b) above based in whole or in part upon any environmental statute, rule, regulation or policy, including but not limited to Chapters 403 and 376, Florida Statutes, the Florida Administrative Code, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, ("CERCLA") 42 USC Section 9601, et seq., as amended, the Resource Conservation and Recovery Act, 42 USC Section 6901, et seq., and other laws, whether now in existence or enacted in the future.

         (d) Mortgagor's indemnification obligation hereunder shall be one of strict liability and shall be enforceable without regard to any fault or knowledge of Lender with respect to any act or omission or condition or event which is the basis of the claim under such indemnification obligation. Mortgagor's obligation under this Section shall not be limited to any extent by the term of the Note or other obligations secured hereby, and such obligation shall continue, survive and remain in full force and effect notwithstanding payment in full or other satisfaction or release of said Note (and other obligations secured hereby) and this Mortgage, or any foreclosure under this Mortgage, or any delivery of a deed in lieu of foreclosure. The provisions of this Section shall be deemed to survive and continue in full force and effect after any foreclosure or other proceeding by which the Lender, and its successors and assigns, succeed to ownership of the Mortgaged Property.

         (e) As used here in, "Environmental Law" means any federal, state or local statutory or common law relating to pollution or protection of the environment, including without limitation, any common law of nuisance or trespass, and any law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Substances into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

         (f) As used herein, "Hazardous Substance" means any substance or material identified in Section 101(14) of CERCLA, 42 USC Section 9601(14), as the same may be amended from time to time, or (ii) determined to be toxic, a pollutant or contaminant, under federal, state or local statute, law, ordinance, rule or regulation or judicial or administrative order or decision, as same may be amended from time to time, including but not limited to petroleum and petroleum products as defined in Sec. 376.301(10), Florida Statutes, as same may be amended from time to time.

         (g) In the event that Lender has reasonable cause to believe that a violation of an Environmental Law exists with respect to the Mortgaged Property or in the event that a proceeding or investigation relating to the alleged violation of an Environmental Law is then pending before any court, governmental body or agency, Lender shall have the right to require Mortgagor, from time to time, to perform (at Mortgagor's expense) an environmental audit and, if deemed necessary by Lender, an environmental risk assessment, each of which must be satisfactory to Lender in its sole discretion, of the Mortgaged Property, hazardous waste management practices and/or hazardous waste disposal sites used by Mortgagor. Such audit and/or risk assessment must be by an environmental consultant satisfactory to Lender. Should Mortgagor fail to perform such environmental audit or risk assessment within 30 days of the Lender's written request, Lender shall have the right but not the obligation to retain an environmental consultant to perform such environmental audit or risk assessment. All costs and expenses incurred by Lender in the exercise of such rights shall bear interest at the default rate set forth in the Note and shall be secured by this Mortgage and shall be payable by Mortgagor upon demand or charged to Mortgagor's loan balance at the discretion of the Lender.

         (h) Unless otherwise specifically set forth herein, Any breach of any warranty, representation or agreement contained in this Section which Borrower has not cured pursuant to Paragraph 7.1.3 of the Loan Agreement shall be an Event of Default under this Mortgage and shall entitle Lender to exercise any and all remedies provided in this Mortgage, or otherwise permitted by law.

         1.09  NO SECONDARY FINANCING.  Without  the  prior  written  consent of
               ----------------------
Lender, Mortgagor shall not create or cause or permit to exist any lien on, or security interest in, the Mortgaged Property, including any furniture, fixtures, appliances, equipment and other items of personal property now or hereafter owned by Mortgagor which are intended to be or become part of the Mortgaged Property. Mortgagor shall promptly discharge, at Mortgagor's cost and expense, all liens, encumbrances and charges upon the Mortgaged Property, or any part thereof or interest therein, except such liens, encumbrances and charges specifically approved by Lender in writing. In any event, Mortgagor shall have no right to permit the holder of any subordinate mortgage or other subordinate lien, whether or not consented to by Lender, to terminate any lease of all or any portion of the Mortgaged Property whether or not such lease is subordinate (whether by law or the terms of such lease or a separate agreement) to the lien of this Mortgage without first obtaining the prior written consent of Lender. The holder of any subordinate mortgage or other subordinate lien shall have no such right, whether by foreclosure of its mortgage or lien or otherwise, to terminate any such lease, whether or not permitted to do so by Mortgagor or as a matter of law and any such attempt to terminate any such lease shall be ineffective and void.

                                   ARTICLE II.
                                   -----------
                              DEFAULT AND REMEDIES
                              --------------------

         2.01  Default.  In addition to all other "Events of Default"  specified
               -------
elsewhere in this Mortgage or the other Loan Documents, an Event of Default under this Mortgage shall exist if:

         (a) Mortgagor fails to make any monetary payment required to be made by Mortgagor to Lender by the Note or other Loan Documents, as and when due and such failure shall continue for a period of five (5) days after written notice by Lender to Mortgagor; or

         (b) Mortgagor fails to perform any other covenant contained in this Mortgage and fails to commence the cure of such failure within fifteen (15) days after Lender gives Mortgagor written notice of such failure (unless such default, if curable, requires work to be performed, acts to be done, or conditions to be remedied that by their nature cannot be performed, done or remedied, as the case may be, within such fifteen (15)-day period and Borrower shall diligently and continuously process the same to completion, or unless Lender's security reasonably will be materially impaired if Borrower does not perform in less than fifteen (15) days, in which event Borrower shall have only such period following demand in which to perform as Lender may specify), provided that Mortgagor shall have no grace period or right to cure any default under Sections 1.04, 1.05(a), 1.06 or 1.09; or

         (c) Any other Event of Default occurs under any of the Loan Documents or any other agreement which evidences, guarantees or secures any part of the indebtedness or obligations evidenced by the Note or secured by this Mortgage; or

         (d) A default occurs under any other mortgage now or hereafter encumbering all or any part of the Mortgaged Property; or

         (e) Any representation or disclosure made to the Lender by or on behalf of Mortgagor or by any guarantor of any indebtedness or obligation secured by this Mortgage proves to be materially false or misleading on the date as of which made, whether or not that representation or disclosure appears in this Mortgage; or

         (f) Mortgagor, or any guarantor of the Note files a voluntary petition in bankruptcy or any petition or answer seeking or acquiescing in any reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or other relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors; or an order for relief is entered in an involuntary bankruptcy case filed against the Mortgagor or guarantor; or the Mortgagor or guarantor seeks or consents to or acquiesces in the appointment of any trustee, custodian, receiver or liquidator of itself or of all or any part of the Mortgaged Property or any interest therein or all or any of the rents, revenues, issues, earnings, profits or income thereof; or Mortgagor or guarantor shall make a general assignment for the benefit of its or his creditors; or Mortgagor or guarantor commits any act providing grounds for the entry of an order for relief under any chapter of the federal bankruptcy code; or

         (g) A petition or case is filed against Mortgagor or any guarantor of the Note seeking any reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or other relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the appointment of any trustee, custodian, receiver or liquidator of the Mortgagor or guarantor or of all or any part of the Mortgaged Property or any interest therein or of any or all of the rents, revenues, issues, earnings, profits or income thereof, and such petition, case or appointment shall not be dismissed within sixty (60) days after such filing or appointment; or

         (h) Any other event occurs which, under the Note or under any other agreement of the Mortgagor relating to the Loan, constitutes an Event of Default thereunder by the Mortgagor or gives the Lender the right to accelerate the maturity of all or any part of the indebtedness evidenced by the Note or related loan documents or secured by this Mortgage; or

         (i) A default occurs in payment of any indebtedness of Mortgagor, or any guarantor of any portion of the indebtedness secured by the Mortgage, or under any instrument evidencing, securing or governing any such indebtedness subject to any cure periods set forth in the Loan Agreement; or

         (j) Any judgment or order for payment of money is levied against Mortgagor, or guarantor of any portion of the indebtedness secured by the Mortgage and remains unsatisfied for a period of thirty (30) days without a stay of execution; or

         (k) Any guarantor dies or becomes legally incompetent for a continuous period in excess of thirty (30) days; or

         2.02  ACCELERATION.  Upon the  occurrence  of an Event of Default under
               ------------
this Mortgage, then the whole of the indebtedness evidenced by the Note or secured hereby shall, without notice, demand or legal process, become immediately due and payable at the option of the Lender.

         2.03  GENERAL REMEDIES.  Upon  the occurrence  of  an Event  of Default
               ----------------
under this Mortgage, the Lender may, at its continuing option, and without notice to or demand upon the Mortgagor:

         (a) Enter onto the Mortgaged Property, in person or by agents or by court-appointed receiver, and take possession thereof and exclude the Mortgagor and the Mortgagor's agents and employees wholly therefrom, and upon demand of Lender, Mortgagor shall forthwith surrender to Lender actual possession of the Mortgaged Property, and upon every such entering and taking of possession, the Lender may hold, store, use, operate, manage, control and maintain the Mortgaged Property and conduct the business thereon and, from time to time, (i) make or perform all necessary and proper construction, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personal and other property; (ii) insure or keep the Mortgaged Property insured; (iii) manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor in its name or otherwise with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Lender, all as Lender may from time to time determine to be to its best interest. Further, Lender may collect and receive all of the income, rents, profits, issues, revenues and accounts of or related to the Mortgaged Property, including those past due as well as those accruing thereafter, and Lender may apply any monies and proceeds received by Lender in such order and priority as Lender in its sole discretion may determine to all expenses of taking, holding, managing and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes), to the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions, to the cost of such insurance, to such taxes, assessments and other charges as Lender may determine to pay, to other proper charges upon the Mortgaged Property or any part thereof, to the reasonable compensation and expenses of attorneys and agents of the Lender, to accrued interest, to deposits for taxes, insurance and similar items required hereunder, and to overdue installments of principal. For the purposes of carrying out the provisions of this Subsection (a), Mortgagor hereby irrevocably constitutes and appoints Lender as Mortgagor's agent and attorney-in-fact to do and perform, from time to time, any and all actions necessary or incidental to such purpose and does, by these presents, ratify and confirm any and all actions of said attorney-in-fact in the Mortgaged Property. Whenever all Events of Default have been cured and satisfied, Lender shall surrender possession of the Mortgaged Property to Mortgagor, provided that the right of Lender to take possession, from time to time, pursuant to this Section shall exist if any subsequent Event of Default shall occur and be continuing;

         (b) Bring a court action at law or in equity (i) to foreclose this Mortgage, (ii) to enforce its provisions or any of the indebtedness or obligations secured by this Mortgage, and (iii) to enforce Lender's rights and remedies under any or all guaranties, security agreements, assignments and other instruments and agreements evidencing or securing the Note, or to do any or all of the foregoing, concurrently or otherwise, and one action or suit shall not abate or be a bar to or waiver of Lender's right to. institute or maintain any other, or constitute an election of remedies by Lender, provided that Lender shall have only one payment and satisfaction of the indebtedness;

         (c)  Exercise  any other right or remedy available at law or in equity;

         (d) Bid at any foreclosure sale and purchase the Mortgaged Property, or any part thereof, if the highest bidder therefor. At the foreclosure sale the Mortgaged Property may be offered for sale and sold as a whole without first offering it in any other manner or may be offered for sale and sold in any other manner Lender may elect in its sole discretion without regard to principles of marshalling.

          2.04  PROCEEDS OF SALE.  The  proceeds of any sale under this Mortgage
                ----------------
 shall be applied in the following manner:

         (a) First, to payment of the costs and expenses of tile sale, including but not limited to Lender's fees, reasonable legal fees and disbursements, title charges and transfer taxes, and payment of all expenses, liabilities and advances of the Lender, together with interest at the rate provided under the Note on all advances made by the Lender.

          (b) Second, to payment of all sums expended by the Lender under the terms of this Mortgage and not yet repaid, together with interest on such sums at the after-default rate provided under the Note.

          (c) Third, to payment of the indebtedness and obligations of the Mortgagor evidenced by tile Note or related loan documents or secured by this Mortgage in any order that the Lender chooses.

          (d) Fourth, the remainder, if any, to the person or persons appearing of record to be the owner of the Mortgaged Property, or as a court of competent jurisdiction shall otherwise order.

         2.05  MARSHALLING.  Mortgagor  waives all rights to direct the order or
               -----------
manner in which any of the Mortgaged Property will be sold in the event of any sale under this Mortgage and also waives any right to have any of the Mortgaged Property marshalled upon any sale.

         2.06 RECEIVER. Upon the occurrence of any Event of Default, the Lender,
              --------
upon application to a court of competent jurisdiction, shall be entitled, ex parte, without notice and without regard to the adequacy of any security for the indebtedness hereby secured or the solvency of any party bound for its payment, to the appointment of a receiver of and for the Mortgaged Property to take possession of and to operate the Mortgaged Property and to collect the rents, royalties, income, profits, issues, revenues and accounts thereof. The Mortgagor shall pay to the Lender upon demand all expenses, including receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the provisions contained in this Section, and all such expenses shall be secured by this Mortgage and shall bear interest at the after-default rate provided in the Note.

         2.07  REMEDIES CUMULATIVE.  All remedies contained in this Mortgage are
               -------------------
cumulative, and the Lender also has all other remedies provided by law, in equity, by statute or in any other agreement between the Mortgagor and the Lender. No right, power or remedy conferred upon or reserved to the Lender by this Mortgage, the Note or any assignment of leases or other agreement now or hereafter evidencing, securing or otherwise relating to the Loan shall be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or failure by the Lender to exercise any right or remedy under this Mortgage will be construed to be a waiver of that right or remedy or of any Event of Default hereunder. The Lender may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

         2.08  REPOSSESSION AND SALE OF PERSONAL PROPERTY. Expenses of retaking,
               ------------------------------------------
holding, preparing for sale, selling or the like shall be borne by Mortgagor and shall include Lender's attorneys' fees and legal expenses. Mortgagor, upon demand of Lender, shall assemble all personal property subject to this Mortgage and Security Agreement and make it available to Lender at the Property, a place which is hereby deemed to be reasonably convenient to Lender and Mortgagor. Lender shall have the right to cause any of the Mortgaged Property which is subject to the security interest of Lender hereunder to be sold at any one or more public or private sales as permitted by applicable law. Any such disposition may be conducted by an employee or agent of Lender. Any person, including Mortgagor and Lender, shall be eligible to purchase any part or all of such property at any such sale. Lender shall give Mortgagor at least five (5) days' prior written notice of the time and place of any public sale or other disposition of such property or of the time of or after which any private sale or other intended disposition is to be made, and if such notice is sent to Mortgagor as provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notification to Mortgagor.

          2.09  EXPENSES.  Mortgagor  shall  pay  all of the  Lender's  expenses
                --------
  incurred in any efforts to enforce any terms of this Mortgage or to collect the indebtedness secured hereby, whether or not any lawsuit is filed, including but not limited to reasonable attorneys' fees and disbursements, foreclosure costs, appraisal costs and title charges, the payment of which sums is secured by this Mortgage.

                                  ARTICLE III.
                                  ------------
                               GENERAL PROVISIONS
                               ------------------

          3.01 PARTIAL INVALIDITY. The invalidity or unenforceability of any one
               ------------------
 or more provisions of this Mortgage will in no way affect the remaining provisions hereof which shall be and remain in full force and effect.

         3.02  MONTHLY DEPOSITS.  At Lender's request after the occurrence of an
               ----------------
Event of Default under this Mortgage or upon Mortgagor's failure to pay the taxes, lease payments, insurance premiums, assessments and other similar charges hereinafter described when due, Mortgagor shall pay to the Lender on the first day of each month, together with and in addition to the regular installment of interest or principal and interest under the Note, until the Note is fully paid, an amount equal to one-twelfth (1/12) of the yearly taxes, lease payments, insurance premiums, assessments and other similar charges against the Mortgaged Property or any part thereof as estimated by the Lender to be sufficient to enable the Lender to pay all such charges at least thirty (30) days before they first become due. Such added payments shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of the Lender, and no interest shall be payable in respect thereto. Upon demand of the Lender the Mortgagor shall deliver to the Lender such additional monies as are necessary to make up any deficiencies in the amounts necessary to enable the Lender to pay such taxes, lease payments, insurance premiums, assessments and similar charges. Upon the occurrence of an Event of Default under any of the terms, covenants or conditions in the Note, Loan Agreement or related Loan Documents, or under this Mortgage, the Lender may apply to the reduction of the sums secured hereby, in such manner as the Lender shall determine, any amount under this Section remaining to the Mortgagor's credit.

          3.03  TAXES, UTILITIES AND LIENS.
                --------------------------

         (a) The Mortgagor shall pay promptly, when and as due, and shall promptly exhibit to the Lender receipts for the payment of, all taxes, lease payments, insurance premiums, assessments, water rates, dues, charges, fines and impositions of every nature whatsoever imposed, levied or assessed or to be imposed, levied or assessed upon or against the Mortgaged Property or any part thereof, or upon the interest of the Lender in the Mortgaged Property as well as all income taxes, assessments and other governmental charges lawfully levied and imposed by the United States of America or any state, county, municipality, borough or other taxing authority upon the Mortgagor or in respect of the Mortgaged Property or any part thereof, or any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property prior to or equal to the lien of the Mortgage for any amounts secured hereby or would have priority or equality with the mortgage in distribution of the proceeds of any foreclosure sale of the Mortgaged Property or any part thereof.

         (b) Upon demand, Mortgagor shall promptly reimburse Lender for any and all sums Lender pays as intangible tax and documentary stamp tax on the Note or this Mortgage, or any future modification or extension thereof, pursuant to law as it now exists or may be hereafter amended.

         (c) The Mortgagor shall promptly pay all charges by utility companies, whether public or private, for electricity, gas, water, sewer or other utilities furnished to the Mortgaged Property.

         (d) The Mortgagor shall promptly pay any and all mechanic's, laborer's, statutory and other liens upon any of the Mortgaged Property and shall not suffer any of the same to be created or to remain outstanding upon any of the Mortgaged Property.

          3.04  INSURANCE.
                ---------

         (a) Coverages. Mortgagor shall at all times keep the Mortgaged Property
             ---------
insured against loss or damage from such causes as are customarily insured against by prudent owners of similar properties, and, without limiting the generality of the foregoing, Mortgagor shall obtain, maintain in effect and pay for such insurance or evidence of insurance as Lender may reasonably require, including, but not limited to, the following:

         (1) Builder's Risk Insurance. Builder's all-risk insurance with respect
             ------------------------
to all portions of the Mortgaged Property and all personal property and equipment affected by or involved in the construction of the Improvements to such extent as is necessary to provide for full payment of the cost of restoring or replacing the property damaged or destroyed or, if insurance to such extent is not available, to the extent of the full insurable value of such portions of the Mortgaged Property, including without limitation personal property, with standard non-contributing mortgagee clauses and standard waiver of subrogation clauses, such insurance to be in such amounts (not less than the outstanding Loan indebtedness) and form and by such companies as shall be approved by Lender, the originals of which policies (together with appropriate endorsements thereto, evidence of payment or premiums thereon and written agreement by the insurer or insurers therein to give Lender thirty (30) days prior written notice of intention to cancel) shall be promptly delivered to Lender, said insurance coverage to be kept in full force and effect at all times until the insurance described in subsection (a)(2) below is obtained;

         (2) Hazard Insurance. Insurance against loss or damage to the Mortgaged
             ----------------
Property (including plate glass breakage) due to fire, lightning, water, wind, theft, vandalism and malicious mischief with a uniform standard extended coverage endorsement under which endorsement any loss is valued on a replacement cost basis, to the extent of the full insurable replacement value of the
Mortgaged Property, with standard non-contributing mortgagee clauses and standard waiver of subrogation clauses, such insurance to be in such form and by such companies as shall be approved by Lender, the originals of which policies (together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer or insurers therein to give Lender thirty (30) days prior written notice of intention to cancel) shall be promptly delivered to Lender, with such insurance to be kept in full force and effect at all times thereafter until the payment in full of the Loan;

         (3) Flood Insurance.  Flood insurance if the Mortgaged  Property or any
             ---------------
part thereof is located in a flood hazard zone designated by the United States Department of Housing and Urban Development, Federal Insurance Administration, or other governmental agency, in the amount of (i) the unpaid principal amount of the Loan or (ii) the maximum limit of coverage made available with respect to the Mortgaged Property under any applicable federal flood insurance program, and if the maximum limit under such program is less than the principal amount of the Loan, Mortgagor shall provide excess coverage up to the principal amount of the Loan, such insurance to be in such form and by such companies as shall be approved by Lender, the originals of which policies (together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer or insurers therein to give Lender thirty (30) days prior written notice of intention to cancel) shall be promptly delivered to Lender, said insurance coverage to be kept in full force and effect at all times thereafter until the payment in full of the Loan;

         (4)  Workers' Compensation  Insurance.  Workers' compensation insurance
              --------------------------------
covering all persons involved in the construction of the Improvements and all employees of the Mortgagor to the full extent required by applicable law by such companies as shall be approved by Lender, certified true copies of such policies (together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer or insurers therein to give Lender thirty (30) days prior written notice of intention to cancel) shall be promptly delivered to Lender, said insurance coverage to be kept in full force and effect at all times thereafter until the payment in full of the Loan; and

         (5)  Public Liability Insurance.  Public  liability  insurance  against
              --------------------------
liability for bodily injury to or death of persons and for damage to or loss of property occurring on or about the Mortgaged Property or in any way related to the condition or operation of the Mortgaged Property in the minimum amounts of $1,000,000.00 for death of or bodily injury to any one person, $3,000,000.00 for all death and bodily injury claims resulting from any one incident, and $100,000.00 for property damage, and in form and content and issued by such companies as shall be approved by Lender, the originals of which policies

(together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer or insurers therein to give Lender thirty (30) days prior written notice of intention to cancel) shall be promptly delivered to Lender, said insurance coverage to be kept in full force and effect at all times thereafter until the payment in full of the Loan.

         (b)      General Insurance Requirements.
                  ------------------------------

         (1) All policies of insurance required hereunder shall be in form and with insurers acceptable to Lender in its sole discretion, and all such policies shall be in such amounts as may be satisfactory to Lender. Without limiting the generality of the foregoing, all insurance coverage required hereunder shall be provided by insurance companies acceptable to the Lender that are rated "A" or better by Best Insurance Guide and Key Ratings and with a claim payment rating by Standard & Poor's Corporations of "AA" or better. The aggregate amount of coverage provided by a single company may not exceed five percent (5%) of said company's policyholders' surplus. Any reinsurance endorsements must be approved by the Lender in writing, with such approval to be given or withheld by Lender in its sole discretion. Reinsurance endorsements shall stipulate that the Lender will receive ten (10) days' advance written notice of any change and/or cancellation of the reinsurance agreement. All insurance companies must be licensed and qualified to do business in the State in which the Mortgaged Property is located. Such policies of insurance shall contain an endorsement, in form and substance acceptable to Lender, showing loss payable to Lender. Such endorsement, or an independent instrument furnished to Lender, shall provide that the insurance companies shall give Lender at least thirty (30) days prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of Mortgagor or any other person shall affect the right of Lender to recover under such policy or policies of insurance in case of loss or damage. Mortgagor hereby directs all insurers under such policies of insurance to pay all proceeds payable thereunder directly to Lender. Without limiting the foregoing, Mortgagor shall cooperate fully with Lender in obtaining for Lender the benefits of any insurance or other proceeds lawfully or equitably payable to Lender in connection with the transactions contemplated by this Agreement.

         (2) The deductible amount under each insurance policy shall not exceed $5,000.00. The original of each insurance policy or, in the case of a blanket policy, a copy of the original policy certified in writing by a duly authorized agent for the insurance company as a "true and accurate" copy of such policy, shall be promptly delivered to the Lender. The Mortgagor shall not submit a certificate of insurance in lieu of the original policy or certified copy thereof.

         (3) Each insurance policy shall provide that, insofar as the Lender's interests under the policy are concerned, the coverage afforded thereby shall not lapse or be terminated, cancelled or modified by reason of (i) any act or negligence, or breach of any condition, declaration or warranty contained in any such policy, by the Mortgagor or any third party, (ii) the occupation, operation or use of the Mortgaged Property for purposes more hazardous than those permitted by the terms of such policy, (iii) any foreclosure or other proceeding or notice of sale relating to the Mortgaged Property, or (iv) any change in the title to or ownership of all or any portion of the Mortgaged Property.

         (4) Each insurance policy shall (i) provide primary insurance without right of contribution from any other insurance carried by the Lender, (ii) contain an express waiver by the insurer of any right of subrogation, setoff or counterclaim against any insured party thereunder, (iii) permit the Lender to pay premiums at the Lender's discretion, and (iv) provide that no claims in excess of $5,000.00 thereunder shall be adjusted or settled without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed by the Lender.

         (5)   Each  insurance   policy   shall  contain  the following  special
               clauses:

         (i)   Mortgagee's Clause:
               ------------------
               BANK OF PENSACOLA, its successors and assigns

               Attn: Ashley H. Schubert, Jr.
               400 West Garden Street
               Pensacola, Florida 32501

         (ii)  Loss Payable Clause:
               -------------------

               Loss, if any, under this policy, shall be payable to BANK OF PENSACOLA, its successors and assigns, as their interest may appear Attn: Ashley H. Schubert, Jr. 400 West Garden Street Pensacola, Florida 32501

        (iii)  Cancellation and Modification Clause:
               ------------------------------------

               The Insurer hereby agrees that this policy will not lapse or terminate, or be amended, modified or cancelled, unless and until BANK OF PENSACOLA has received not less than thirty (30) days' prior written notice thereof at the following address:

               BANK OF PENSACOLA

               Attn: Ashley H. Schubert, Jr.
               400 West Garden Street
               Pensacola, Florida 32501

         (iv)  Differences in Conditions Clause:
               --------------------------------

               The form and substance of this clause shall be satisfactory to Lender in its sole discretion.

         (c)   Insurance Claims.  The  Lender  is  hereby  authorized  and
               ----------------
empowered, at its option, to adjust or compromise any loss under any insurance policies on the Mortgaged Property and to collect and receive the proceeds from any such policy or policies. After deducting from said insurance proceeds any expenses incurred by it in the collection or handling of said fund, the Lender may apply the net proceeds, at its option, either toward restoring the improvements on the Mortgaged Property or as a credit on any portion of the indebtedness secured by this Mortgage as Lender may select, whether then matured or to mature in the future, or at the option of the Lender such sums, either wholly or in part, may be paid over to the Mortgagor to be used to repair such improvements or to build new improvements in their place or for any other purpose or object satisfactory to the Lender without affecting the lien of the Mortgage for the full amount secured hereby before such payment took place. Lender shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

         3.05 CONDEMNATION. Mortgagor shall give Lender immediate written notice
              ------------
of any actual or threatened condemnation proceeding affecting all or any part of the Mortgaged Property or any interest therein. If all or any part of the Mortgaged Property shall be damaged or taken through condemnation (which term when used in this Mortgage shall include any damage or taking by any governmental authority and any transfer by private sale in lieu thereof), either temporarily or permanently, the entire indebtedness secured hereby shall at the option of the Lender become immediately due and payable; provided, however, that in the event of a partial taking of the Mortgaged Property, Lender shall be entitled to accelerate the entire indebtedness secured hereby only if Lender in good faith deems itself insecure by reason of such partial taking. The Lender shall be entitled to all compensation, awards and other payments or relief thereof and is hereby authorized, at its option, to commence, appear in and prosecute, in its own or the Mortgagor's name, any action or proceedings relating to any condemnation. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by the Mortgagor to the Lender, which, after deducting therefrom all its expenses, including attorney's fees, may release any monies so received by it without affecting the lien of this Mortgage or may apply the same in such manner as the Lender shall determine to the reduction of the sums secured hereby, and any balance of such monies then remaining shall be paid to the Mortgagor. The

Mortgagor agrees to execute such further assignments of any compensations, awards, damages, claims, rights of action and proceeds as the Lender may require.

         3.06  CARE OF THE PROPERTY.
               --------------------

         (a) The Mortgagor shall preserve and maintain the Mortgaged Property in neat, orderly and good condition and repair, shall maintain all equipment and personal property comprising the Mortgaged Property in good working order, shall not commit or suffer any waste, and shall not do or suffer to be done anything which might increase the risk of fire or other hazard to the Mortgaged Property or any part thereof or invalidate any insurance carried thereon. In the event Mortgagor defaults under its obligations under this Section 3.06(a), then in addition to all other remedies available to Lender by reason of such default, Lender shall be entitled to establish a maintenance reserve escrow account and to require Mortgagor to pay to Lender on the first day of each month, together with and in addition to the regular installment of interest or principal and interest under the Note, until the Note is fully paid, an amount deemed sufficient by Lender in the reasonable exercise of its judgment and discretion to provide for the present and future maintenance of the Mortgaged Property.

         (b) Except as otherwise provided herein or in the Loan Agreement, no buildings, fixtures, personal property or other improvements shall be constructed, removed, demolished or materially altered on any part of the Mortgaged Property without the prior written consent of the Lender. The Mortgagor may sell or otherwise dispose of, free from the lien of this Mortgage and Security Agreement, furniture, furnishings, equipment, tools, appliances, machinery, fixtures and appurtenances which may become worn out, undesirable, obsolete, disused or unnecessary for use in the operation of the Mortgaged Property, upon replacing the same by, or substituting for the same, other furniture, furnishings, equipment, tools, appliances, machinery, fixtures or appurtenances not necessarily of the same character, but of at least equal value to the Mortgagor and costing not less than the amount realized from the property sold or otherwise disposed of, which shall forthwith become, without further action, subject to the lien of this Mortgage and Security Agreement.

         (c) The Lender is hereby authorized to enter upon and inspect the Mortgaged Property at any time and from time to time during normal business hours.

         (d) The Mortgagor shall promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Mortgaged Property or any part thereof.

         (e) If all or any part of the Mortgaged Property shall be damaged by fire or other casualty causing damage in excess of $5,000.00, the Mortgagor shall give immediate written notice of same to Lender and shall promptly restore the Mortgaged Property to the equivalent of its original condition, regardless of whether insurance proceeds are made available. If a part of the Mortgaged Property shall be physically damaged through condemnation, the Mortgagor shall give immediate written notice of same to Lender and shall promptly restore, repair or alter the remainder of the Mortgaged Property in a manner satisfactory to the Lender.

         3.07  REQUIRED NOTICES.  In  addition  to all other notices required by
               ----------------
the Loan Documents, Mortgagor shall promptly notify Lender in writing of the occurrence of any of the following:

         (a) A fire or other casualty causing damage to the Mortgaged Property in excess of $5,000.00;

         (b) Receipt of notice of eminent domain proceedings or condemnation of all or any part of the Mortgaged Property;

         (c) Receipt of notice of any violation of any law, ordinance or regulation from any governmental authority relating to the structure, use or occupancy of the Mortgaged Property;

         (d) Receipt of any default or acceleration notice from the holder of any lien or security interest in the Mortgaged Property or any portion thereof; and

         (e) Commencement of any material litigation affecting the Mortgaged Property.

         3.08  PERFORMANCE BY LENDER OF DEFAULTS BY MORTGAGOR.  If the Mortgagor
               ----------------------------------------------
shall default in the payment of any tax, lien, assessment or charge levied or assessed against the Mortgaged Property; in the payment of any utility charge, whether public or private; in the payment of any insurance premium; in the procurement of insurance coverage and the delivery of the insurance policies required hereunder; or in the performance or observance of any other covenant, condition or term of this Mortgage, then the Lender, at its option, may perform or observe the same, and all payments made or costs paid or incurred by the Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by the Mortgagors to the Lender with interest thereon at the after-default rate set forth in the Note. The Lender shall be the sole judge of the legality, validity and priority of any such tax, lien, assessment, charge, claim and premium; of the necessity for any such actions; and of the amount necessary to be paid in satisfaction thereof. The Lender is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to the Mortgagor or any person in possession holding under the Mortgagor.

         3.09 LENDER'S OPTION ON FORECLOSURE. Upon the occurrence of an Event of
              ------------------------------
Default, at the option of the Lender, this Mortgage may be foreclosed in accordance with applicable law, in which event reasonable attorney's fee shall, among other costs and expenses, be allowed and paid out of the proceeds of the sale. In the event Lender exercises its option to foreclose the Mortgage in equity, Lender may, at its option, foreclose this Mortgage subject to the rights of any tenants of the Mortgaged Property and the failure to make any such tenants parties defendants to any such foreclosure proceeding and to foreclose their rights shall not be, nor be asserted to be by the Mortgagor, a defense to any proceedings instituted by the Lender to collect the sums secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.

         3.10  WAIVER  OF  EXEMPTION.  Mortgagor  hereby  waives  all  rights of
               ---------------------
exemption pertaining to real or personal property as to any indebtedness secured by or that may be secured by this Mortgage, and Mortgagor waives the benefit of any statute regulating, restricting or prohibiting the obtaining of a deficiency judgment by Lender against Mortgagor or requiring that the value of the Mortgaged Property be set off against any part of the indebtedness secured hereby, except as might be provided under Florida law in the event of foreclosure of this Mortgage.

         3.11     NO WAIVER.
                  ---------

         (a) No delay or omission of the Lender or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy nor be construed to be a waiver of any such Event of Default or acquiescence therein; and every right, power and remedy given by this Mortgage to the Lender may be exercised from time to time and as often as may be deemed expedient by the Lender.

         (b) No waiver of any Event of Default hereunder shall extend to or shall affect any subsequent Event of Default or any other then existing Event of Default or shall impair any rights, powers or remedies consequent thereon.

         (c) If the Lender (i) grants forbearance or an extension of time for the payment of any sums secured hereby; (ii) takes other or additional security for the payment thereof, (iii) waives or does not exercise any right granted herein or in the Note; (iv) releases any part of the Mortgaged Property from the lien of the Mortgage or otherwise changes any of the terms of the Note or this Mortgage; (v) consents to the filing of any map, plat or replat thereof, (vi) consents to the granting of any easement thereon; or (vii) makes or consents to any agreement subordinating the lien of this Mortgage or to any change in the Note or this Mortgage, then any such act or omission shall not release, discharge, modify, change or affect the original liability under the Note, Mortgage or otherwise of the Mortgagor or any subsequent purchaser of the Mortgaged Property or any part thereof, or any maker, co-signer, endorser, surety or guarantor of the Note; nor shall any such act or omission preclude the Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any other Event of Default then made or of any subsequent Event of Default; nor, except as otherwise expressly provided in an instrument or instruments executed by the Lender, shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, the Lender, without notice to any person or corporation is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms of conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder of Mortgagor or of any maker, co-signer, endorser or guarantor of the Note.

         3.12  DISCONTINUANCE OF PROCEEDINGS - POSITION OF PARTIES RESTORED.  In
               ------------------------------------------------------------
case the Lender shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise and such proceedings shall have been determined adversely to the Lender, then and in every such case tile Mortgagor and the Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Lender shall continue as if no such proceeding had been taken.

         3.13  LITIGATION AND ATTORNEY'S FEES.  Mortgagor shall pay or reimburse
               ------------------------------
Lender for all reasonable attorney's fees, costs and expenses incurred by Lender in any proceeding involving the estate of a decedent or an insolvent, or in any action, proceeding or dispute of any kind in which the Lender is made a party or appears as party plaintiff or defendant, affecting this Mortgage or the Mortgaged Property, including without limitation the foreclosure of this Mortgage, any condemnation action involving the Mortgaged Property, or any action to protect the security hereof, and in any situation where Lender employs an attorney to protect the Lender's rights hereunder, whether or not legal proceedings are commenced or involved. All such amounts paid by Lender shall be secured by this Mortgage, shall bear interest at the after-default rate specified in the Note and shall be payable by Mortgagor upon demand.

         3.14  NOTICES. All notices and other communications  required hereunder
               -------
shall be in Writing and shall be delivered personally, or by registered or certified mail, return receipt requested, postage prepaid, or by Federal Express, Express Mail or Air Courier, fees prepaid. Such notices shall be deemed to have been received (i) upon delivery, if personally delivered; (ii) upon the earlier of actual receipt or the fourth day after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid; and
(iii) on the next business day if sent by Federal Express, Express Mail or Air Courier, fees prepaid. The address for delivery of such notices shall be as follows:

         (a)  To Lender at:       BANK OF PENSACOLA
                                  400 West Garden Street
                                  Pensacola, Florida 32501
                                  Attn: Ashley H. Schubert, Jr.

              with copy to:       Charles L. Hoffman, Jr., Esquire
                                  Shell, Fleming, Davis & Menge
                                  226 Palafox Place, Ninth Floor (32501)
                                  Post Office Box 1831
                                  Pensacola, Florida 32598-1831

         (b)  To Borrower at:     HOME STAY LODGE 1, LTD.
                                  c/o Home Stay Lodge, Inc.
                                  4040 North McArthur Boulevard
                                  Suite 100
                                  Irving, Texas 75038

              with copy to:       Tilman J. Falgout, III
                                  4040 North McArthur Boulevard
                                  Suite 100
                                  Irving, Texas 75038

         3.15  MISCELLANEOUS.  The term  "Mortgagor"  includes both the original
               -------------
Mortgagor and any subsequent owner or owners of any of the Mortgaged Property, and the term "Lender" includes the original Lender and also any future owner or holder, including pledgees, assignees and participants, of the Note or any interest therein. Whenever the context requires, the singular includes the plural and vice versa and each gender includes each other gender. The headings of the articles, sections and paragraphs of this Mortgage are for convenience only and do not limit its provisions.

         3.16 LAWS. In the event of the passage of any state, federal, municipal
              ----
or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of mortgages or debts secured thereby, or the manner of operation of such taxes so as to adversely affect the interest of Lender, then Mortgagor shall bear and pay the full amount of such taxes unless such payment would be unlawful, in which event Lender may at its option declare the entire balance of the principal sum secured by this Mortgage and all interest accrued thereon and all other sums secured by this Mortgage to be immediately due and payable upon written notice delivered by Lender to Borrower in accordance with Section 3.14 above, and thereupon Lender may foreclose upon this Mortgage without further notice.

         3.17  SUCCESSORS. The terms of this Mortgage shall bind and benefit the
               ----------
heirs, legal representatives, successors and assigns of the Mortgagor and the Lender. If the Mortgagor consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of the Mortgagor.

         3.18  WAIVER OF JURY TRIAL.  MORTGAGOR  AND ALL  PERSONS  OBLIGATED FOR
               --------------------
REPAYMENT OF ALL OR ANY PART OF THE INDEBTEDNESS SECURED BY THIS MORTGAGE (WHETHER AS MAKER, COMAKER, GUARANTOR, SURETY OR ENDORSER) (COLLECTIVELY, THE "OBLIGORS") HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE THAT:

         (1) MORTGAGOR AND THE OBLIGORS HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, CROSS-CLAIM OR OTHER ACTION OR PROCEEDING ARISING FROM OR BASED UPON THIS MORTGAGE OR ANY OF THE LOAN DOCUMENTS, AND NEITHER THE MORTGAGOR, NOR MORTGAGOR'S HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS, NOR ANY OTHER OBLIGOR OR SUCH OBLIGORS HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, CROSS-CLAIM OR OTHER ACTION OR PROCEEDING ARISING FROM OR BASED UPON THIS MORTGAGE OR ANY OF THE LOAN DOCUMENTS.

         (2) NEITHER THE MORTGAGOR, NOR MORTGAGOR'S HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS, NOR ANY OTHER OBLIGOR OR SUCH OBLIGOR'S HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS, SHALL SEEK TO CONSOLIDATE ANY CLAIM AS TO WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY CLAIM IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED.

         (3) THE PROVISIONS OF THIS SECTION 3.18 HAVE BEEN FULLY NEGOTIATED BY LENDER, MORTGAGOR AND THE OTHER OBLIGORS, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS.

         (4) NEITHER LENDER NOR ANY OFFICER, EMPLOYEE, ATTORNEY, AGENT OR OTHER REPRESENTATIVE OF LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO MORTGAGOR OR ANY OTHER OBLIGOR THAT- THE PROVISIONS OF THIS SEC71ON 3.18 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         (5) THIS SECTION 3.18 IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN AND OTHER TRANSACTIONS EVIDENCED OR SECURED BY THIS MORTGAGE AND THE LOAN DOCUMENTS.

         3.19 ESTOPPEL AFFIDAVITS. Mortgagor, within ten (10) days after written
              -------------------
request from Lender from time to time, shall furnish written statements, duly acknowledged, setting forth the unpaid indebtedness evidenced by the Note and whether or not there exists any offset or defense against the Note and whether or not there exists any Event of Default or event which with the giving of notice or the passage of time, or both, would constitute an Event of Default by Mortgagor or Lender under the Note, this Mortgage, the Loan Agreement or any other instrument evidencing or securing the Loan.

         IN WITNESS WHEREOF, Borrower has caused this instrument to be executed in its name by its duly authorized officer as of the day and year first above written.

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF.



 /s/ Charles L. Hoffman, Jr.    HOME STAY LODGE I, LTD., a Florida Limited
----------------------------    Partnership
Charles L. Hoffman, Jr.         By: Home Stay Lodge, Inc., a Florida Corporation

 /s/ Kate Z. Thomas             By:  /s/ Edward R. McMurphy
----------------------------       ---------------------------------------------
Kate Z. Thomas                         Its:    PRESIDENT
                                           -------------------------------------
                                Its Sole General Partner

STATE OF FLORIDA

COUNTY OF ESCAMBIA

The foregoing instrument was acknowledged before me this 21st day of May 1998, by Edward R. McMurphy, the President of Home Stay Lodge, Inc., a Florida corporation, the sole general partner of HOME STAY LODGE I, LTD, a Florida limited partnership, on behalf of said partnership (___) who is personally known to me or (X) who produced Texas drivers license as identification


                                     /s/ Charles L. Hoffman, Jr.
                                 -----------------------------------------------
    [NOTARIAL SEAL]              NOTARY PUBLIC - STATE OF FLORIDA
                                 Typed Name:  Charles L. Hoffman, Jr.
                                 My Commission Expires: 02-28-01

                                   EXHIBIT "A"

Lots 15, 16, 17 and 18, Block 2, Bellview Heights, according to Plat recorded in Plat Book 1, at Page 27, of the Public Records of Escambia County, Florida.

                                       AND

From  a  concrete   monument   located  at  the  intersection  of  the  Westerly
right-of-way line of the new Pensacola-Ferry Pass Road (SR 1-A) and the centerline of public road known as the 9 Mile Rd., said center line being an extension of the line between Sec. 4 and 16, TIS, R30W, Escambia County, Florida (the said monument being 606.16 ft, more or less, from the West line of the said Joseph Noriega Grant) run Westerly along the center line of said 9 Mile Road 8.6 feet to a point; thence Southerly at an angle 90 degrees from said centerline go
1.5 feet to a stake located at the intersection of the right-of-way of the said two roads for Point of Beginning; thence run Westerly parallel to the above mentioned 9 Mile Road a distance of 495 feet to a stake; thence Southerly, at an angle of 90 degrees 39.5 minutes with the Westerly course just run go 260.9 feet to a stake; thence Easterly at an angle of 89 degrees 20.5 minutes with the Southerly course just run go 343.4 feet to a stake on the West line of the right-of-way of the above mentioned SR 1-A; thence along the said right-of-way line of SR 1-A around a 1 degree circular curve to the right in a Northeasterly direction 300.8 feet, more or less, to the Point of Beginning, all lying and being in the Joseph Noriega Grant, Section 15, T1S, R30W. Also, Lots 5, 6 and 7, Block 17, Ferry Pass Heights, a S/D of Fractional Section 4 and portions of
Section 15 and 16, T1S, R30W, Plat of said S/D being recorded in Plat Book 1, at Page 64, Records of Escambia County, Florida.

                                   EXHIBIT "B"
                                   -----------

                           Permitted Title Exceptions
                           --------------------------


1. The lien of all taxes for the year 1998 and subsequent years, which are not yet due and payable.

2.  Road Right of Ways.